Exhibit 99.2

PNC Announces Agreement to Buy FirstBank

Significantly Growing Presence in Colorado & Arizona

September 8, 2025

PNC

Cautionary Statement

Caution Regarding Forward-Looking Statements

This communication contains statements regarding PNC; FirstBank; the proposed transaction between PNC and FirstBank; future financial and operating results; benefits and synergies of the transaction; future opportunities for PNC; the issuance of common stock of PNC contemplated by the Agreement and Plan of Merger by and among PNC, FirstBank and Summit Merger Sub I, Inc. (the "Merger Agreement"); the expected filing by PNC with the Securities and Exchange Commission (the "SEC") of a registration statement on Form S-4 (the "Registration Statement") and a prospectus of PNC and a proxy statement of FirstBank to be included therein (the "Proxy Statement/Prospectus"); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as "aim," "anticipate," "believe," "estimate," "expect," "goal," "guidance," "intend," "is anticipated," "is expected," "is intended," "objective," "plan," "projected," "projection," "will affect," "will be," "will continue," "will decrease," "will grow," "will impact," "will increase," "will incur," "will reduce," "will remain," "will result," "would be," variations of such words or phrases (including where the word "could," "may," or "would" is used rather than the word "will" in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about PNC and its subsidiaries or related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about PNC's possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and PNC's future capital expenditures and dividends, future financial condition and changes therein, including changes in PNC's loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for PNC's future operations, future or proposed acquisitions, the future or expected effect of acquisitions on PNC's operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement.

These forward looking statements are not guarantees of future performance and are based on expectations and assumptions PNC currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of PNC's control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of PNC, FirstBank or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to PNC's business and to FirstBank's business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of FirstBank's business and operations into PNC, will be materially delayed or will be more costly or difficult than expected, or that PNC is otherwise unable to successfully integrate FirstBank's business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of FirstBank, (5) the ability by each of PNC and FirstBank to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect PNC after the closing of the transaction or adversely affect the expected benefits of the transaction, (6) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (8) the dilution caused by the issuance of additional shares of PNC's common stock in the transaction, (9) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against PNC before or after the transaction, or against FirstBank, (11) diversion of management's attention from ongoing business operations and (12) general competitive, economic, political and market conditions and other factors that may affect future results of PNC and FirstBank. PNC disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in PNC's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements PNC has filed with the SEC. Copies of the SEC filings for PNC may be downloaded from the Internet at no charge from https://investor.pnc.com.

Cautionary Statement

Additional Information about the Transaction and Where to Find It

PNC intends to file with the SEC a Registration Statement on Form S-4 to register the shares of PNC common stock to be issued to the shareholders of FirstBank in connection with the proposed transaction. The Registration Statement will include a Proxy Statement/Prospectus which will be sent to the shareholders of FirstBank in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PNC, FIRSTBANK AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from PNC at https://investor.pnc.com. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request by telephone or mail to The PNC Financial Services Group, Inc., The Tower at PNC Plaza, 300 Fifth Avenue Pittsburgh, Pennsylvania 15222-2401 Attention: Shareholder Services, (800) 982-7652 or to FirstBank Holding Company, 12345 W Colfax Ave, Lakewood, Colorado 80215, Attention: Stock Administrator, (303) 235-1331.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

FirstBank Acquisition Strategic Rationale

Unique opportunity to accelerate expansion in high-growth, strategic markets

- 95 highly attractive, organically built branches across Colorado and Arizona
- Complements PNC's existing footprint in these key markets
- High quality, low-cost deposit franchise
- Low-risk and financially attractive combination
- Strong cultural alignment
- Enables full-suite offering of PNC products to FirstBank customers
- Experienced local leadership with deep community relationships

Desirable Branch Network






Deposit market share as of 6/30/24, applies $1 billion deposit cap to all branches and includes all commercial banks, savings banks and savings institutions as defined by the FDIC.

Highlights

#1 Deposit Share in Denver
Pro Forma

0.14% Net Charge-offs
FirstBank's 20-Year Average

Immediately Accretive
To PNC's Earnings per Share

~ 25% IRR
(Internal Rate of Return)

FirstBank Overview

Largest Independent Bank in Colorado

Company Profile

- Founded in 1963
- Headquarters: Lakewood, CO
- One of the largest privately held banks in the U.S.

$26.8 billion
Total Assets

700k+
Customers Served

95
Total Branches

15.8%
CET1 Ratio

Quality Low-Cost Deposit Franchise



Noninterest Bearing 33%
Time Deposits 17%
$23bn
Other IB 11%
MMDA & Savings 38%

1.45%
2Q25 Cost of Total Deposits

Strong Cultural Alignment with PNC

- ✓ Dedicated to serving local communities
- ✓ Experienced management team
- ✓ Conservative growth and risk culture
- ✓ Culture of strong credit risk management
- ✓ Excellent reputation for customer service

Branches Located in Growth Markets

Colorado

82
Total Branches

#2
Deposit Share Rank

Arizona

13
Total Branches

$1.1 billion
Total Deposits

Diversified Loan Mix with Low Losses



Resi. & Home Equity 51%
CRE 32%
$16bn
C&I 17%

0.14%
20-year Average NCO Ratio

FirstBank Principles

High Performance

Relationship Driven

Inclusion

Profitability

Note: Figures as of 6/30/25 unless otherwise noted. MMDA = money market demand accounts. IB = interest-bearing deposits. NCO Ratio = net loan charge-offs to average loans. Deposit market share as of 6/30/24, applies $1 billion deposit cap to all branches and includes all commercial banks, savings banks and savings institutions as defined by the FDIC.

Accelerates PNC's Expansion Strategy in Key Markets

Provides Scale and Density in Markets with Attractive Demographics

Colorado


PNC Branches
FirstBank Branches
Denver
#1 Deposit Share
(pro forma)

Current PNC:	Pro Forma:
38 Branches	120 Branches
1.1% Deposit Share	15.4% Deposit Share
#20 Deposit Share Rank	#2 Deposit Share Rank

Arizona


Phoenix
#6 Deposit Share
(pro forma)

Current PNC:	Pro Forma:
60 Branches	73 Branches
2.8% Deposit Share	3.6% Deposit Share
#7 Deposit Share Rank	#6 Deposit Share Rank

Projected Median HHI Growth


11.8%
11.7%
8.8%
Colorado
Arizona
National Avg.

Projected Population Growth


3.5%
4.4%
2.4%
Colorado
Arizona
National Avg.

Source: S&P Global Market Intelligence, FDIC and Company Filings. Median HHI = median household income. Projected median HHI and population growth from 2025 to 2030. Deposit market share as of 6/30/24, applies $1 billion deposit cap to all branches and includes all commercial banks, savings banks and savings institutions as defined by the FDIC.

Transaction Overview

Transaction Summary

Transaction Value	▪ Total implied consideration of $4.125 billion ▪ 70% stock; 30% cash
Key Financial Metrics	▪ Immediately accretive to earnings ▪ ~ 25% internal rate of return ▪ 3.8% TBV dilution; earn-back of 3.3 years ▪ No change to announced buyback plan
Due Diligence & Closing Requirements	▪ Comprehensive due diligence across all functional areas ▪ Thorough review of loan and credit files ▪ Voting agreements with 45.7% of FirstBank shareholders ▪ Shareholder vote requiring two-thirds approval ▪ Subject to regulatory approvals & customary conditions

Pro Forma Impact



Tangible Book Value
(non-GAAP)
$103.96
$104.31
6/30/25
Pro Forma at Close
Basel III CET1 Capital Ratio
10.5%
10.4%
6/30/25
Pro Forma at Close

Anticipated Integration Timeline



FirstBank Shareholder & Regulatory Approval
Conversion Planning
September 2025 Announcement
1Q 2026 Estimated Close
June 2026 Systems Integration
Pre-closing integration planning
Go to Market as One Organization

Note: TBV = tangible book value. Accretion, IRR and TBV earn-back are estimates based on due diligence and management projections. Closing subject to all required approvals.

Appendix: **Non-GAAP to GAAP Reconciliation**

Tangible Book Value per Common Share (non-GAAP)

	For the three months ended		
$ millions, except per share data	Jun. 30, 2025	Mar. 31, 2025	Jun. 30, 2024
Book value per common share	$131.61	$127.98	$116.70
Tangible book value per common share			
Common shareholders' equity	$51,854	$50,654	$46,397
Goodwill and other intangible assets	(11,137)	(11,154)	(11,206)
Deferred tax liabilities on goodwill and other intangible assets	242	239	241
Tangible common shareholders' equity	$40,959	$39,739	$35,432
Period end common shares outstanding (in millions)	394	396	398
Tangible Book Value per Common Share (non-GAAP)	$103.96	$100.40	$89.12

Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders' equity divided by period end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value.